UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT F 1934

Date of Report: April 9, 2009

Commission File Number: 333-118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(state or other jurisdiction of incorporation or organization)

925 West Georgia Street, Suite 1820
Vancouver, British Columbia
Canada V6C 3L2
 (Address of principal executive offices)

(604) 728-2522
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On April 9, 2009, the Company formally informed Peterson Sullivan LLP of their dismissal as the Company’s independent registered public accountant.

(ii)
The reports of Peterson Sullivan LLP on the Company’s consolidated financial statements as of and for the fiscal year ended February 29, 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal years ended February 28, 2008 and February 29, 2009, and through April 9, 2009, there have been no disagreements with Peterson Sullivan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Peterson Sullivan LLP would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)
The Company has requested that Peterson Sullivan LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Peterson Sullivan LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)
On April 9, 2009 the Company engaged Saturna Group Chartered Accountants LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through April 9, 2009, the Company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants LLPconcluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Peterson Sullivan LLP to the Securities and Exchange Commission, dated April 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2009	SOUND REVOLUTION INC.

	By:	/s/ Penny Green
Penny Green
President and Chief Executive Officer